UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2019

BROAD STREET REALTY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-09043 (Commission File Number)	36-3361229 (IRS Employer Identification No.)

7250 Woodmont Ave, Suite 350 Bethesda, Maryland (Address of principal executive offices)	20814 (Zip Code)

Registrant’s telephone number, including area code: 301-828-1200

MedAmerica Properties Trust Inc.

Boca Center, Tower 1, 5200 Town Center Circle,

Suite 550,

Boca Raton, Florida

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As described in its Current Report on Form 8-K filed on May 31, 2019 (the “Signing 8-K”), Broad Street Realty, Inc. (formerly known as MedAmerica Properties Inc., the “Company”) and certain of its newly formed subsidiaries described further below entered into 19 separate agreements and plans of merger (collectively, as amended, the “Merger Agreements”) with each of Broad Street Realty, LLC (“BSR”), Broad Street Ventures, LLC (“BSV”) and each of BSV Avondale LLC, BSV Colonial Investor LLC, BSV Coral Hills Investors LLC, BSV Crestview Square LLC, BSV Cromwell Parent LLC, BSV Cypress Point Investors LLC, BSV Dekalb LLC, BSV Greenwood Investors LLC, BSV Highlandtown Investors LLC, BSV Hollinswood LLC, BSV Lamont Investors LLC, BSV Lamonticello Investors LLC, BSV LSP East Investors LLC, BSV Patrick Street Member LLC, BSV Premier Brookhill LLC, BSV Spotswood Investors LLC and BSV West Broad Investors LLC (collectively, the “Broad Street Entities”). The transactions contemplated by the Merger Agreements are referred to collectively as the “Mergers.” Each Broad Street Entity owns, either directly or indirectly, a single real estate property (each a “Property” and collectively, the “Properties”).

On December 27, 2019, the Company filed a Current Report on Form 8-K (the “Initial Closing 8-K”) in connection with the closing of 11 of the Mergers, including the Mergers with BSR and BSV and nine of the Property Mergers. On January 6, 2020, the Company filed an additional Current Report on Form 8-K (the “Second Closing 8-K) in connection with the closing of an additional Merger whereby it acquired one additional Property (such Property, collectively with the nine Properties acquired on December 27, 2019, the “Initial Properties”).

This amendment to the Initial Closing 8-K is being filed for the sole purpose of filing the historical financial statements of BSR, the historical statements of revenues and certain operating expenses of the ten Initial Properties and the related pro forma financial information of the Company required by Item 9.01 of Form 8-K, and should be read in conjunction with the Signing 8-K, the Initial Closing 8-K and the Second Closing 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. federal securities laws. These statements are based on current expectations of the Company’s management with respect to the transactions and other matters described in this Current Report on Form 8-K. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company’s management. These risks include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of any of the remaining Merger Agreements; the outcome of any legal proceedings that may be instituted against the Company, the Broad Street Entities or others  in connection with the Mergers; the inability to complete the remaining Mergers due to the failure to satisfy other conditions to completion of the remaining Mergers, including the financing condition and obtaining consent from the requisite lenders, or otherwise; the ability to recognize the benefits of the Mergers; the amount of the costs, fees, expenses and charges related to the Mergers; the Company’s substantial leverage as a result of indebtedness incurred and preferred equity issued in connection with the Mergers, which could adversely affect the Company’s ability to pay cash dividends and meet other cash needs; the Company’s ability to repay, refinance, restructure and/or extend its indebtedness as it comes due; the availability of financing and capital to the Company; the Company’s ability to identify, finance, consummate and integrate additional acquisitions or investments; adverse economic or real estate developments, either nationally or in the markets in which the Company’s properties are located, including the impacts of the ongoing COVID-19 pandemic and efforts to mitigate its spread; adverse changes in financial markets or interest rates; the nature and extent of competition for tenants and acquisitions; other factors affecting the retail industry or the real estate industry generally; and other risks that are set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and other documents filed by the Company with the SEC from time to time. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. Except as otherwise may be required by law, the Company undertakes no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K.

Item 9.01.Financial Statements and Exhibits.

(a)	Historical Financial Statements.

The following are set forth in Exhibit 99.1 hereto, which is incorporated by reference herein:

•	Independent Auditor’s Report
•	Balance Sheet of BSR as of December 31, 2018 (audited) and Statements of Operations, Members’ Deficit and Cash Flows for the year ended December 31, 2018 (audited)
•	Notes to Financial Statements of BSR as of and for the year ending December 31, 2018

               The following ae set forth in Exhibit 99.2 hereto, which is incorporated by reference herein:

•

Balance Sheets of BSR as of September 30, 2019 (unaudited) and December 31, 2018 and Statements of Operations, Members’ Deficit and Cash Flows for the nine months ended September 30, 2019 and 2018 (unaudited)

•	Notes to Financial Statements of BSR as of and for the nine months ending September 30, 2019 and 2018

The following are set forth in Exhibit 99.3 hereto, which is incorporated by reference herein:

•	Independent Auditor’s Report
•	Combined Statements of Revenues and Certain Operating Expenses of the Initial Properties for the nine months ended September 30, 2019 and the year ended December 31, 2018
•	Notes to Combined Statements of Revenues and Certain Operating Expenses

(b)	Unaudited Pro Forma Financial Information.

The following are set forth in Exhibit 99.4 hereto, which is incorporated by reference herein:

•	Unaudited Consolidated Balance Sheet of the Company as of September 30, 2019
•	Unaudited Consolidated Statements of Operations of the Company for the nine months ended September 30, 2019 and the year ended December 31, 2018
•	Notes to Unaudited Consolidated Financial Statements

(d) Exhibits

Exhibit No.	Description
99.1	Historical Financial Statements of BSR as of and for the year ended December 31, 2018
99.2	Historical Financial Statements of BSR as of and for the nine months ended September 30, 2019 and 2018
99.3	Historical Statements of Revenues and Certain Operating Expenses of the Initial Properties
99.4	Unaudited Consolidated Pro Forma Financial Statements of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROAD STREET REALTY INC.

December 22, 2020	By:	/s/ Michael Z. Jacoby
Michael Z. Jacoby
Chief Executive Officer